                              [Nielsen letterhead]

                  NIELSEN SIGMA SERVICE AGREEMENT ("AGREEMENT")
        BETWEEN VIDEO BROADCASTING CORP., d/b/a MEDIALINK ("CLIENT") AND
                        A.C. NIELSEN COMPANY ("NIELSEN")

Client hereby requests a non-exclusive license to receive and to use SIGMA Service analyses on the following terms and conditions:

1.   Scope of Service

     A. Sigma Service hereunder will consist of (a) weekly (i.e. Monday - Sunday) reports indicating telecasts, if any, of the "Video News Releases," "Public Service Announcements," "Satellite Media Tours" and/or other similar video releases intended for use by television stations for promotional/informational purposes (collectively, "Releases") produced by or distributed by or for Client for which Client from time to time requests, and Nielsen agrees to provide, SIGMA Service tracking and reporting hereunder ("Client Releases");
          (b) at the additional charges set forth in Appendix 1 hereto, daily (i.e., encompassing the period from 3 A.M. EST of the reported day to 3 A.M. EST of the next day) reports indicating telecasts, if any, of Client Releases; and (c) such Client service as Nielsen shall offer from time to time in connection with the analysis of such reports and the preparation of special reports or analyses (at separate charges determined by Nielsen). In addition, during the term of this Agreement, Nielsen will provide Client with a weekly "Unidentified Video Release" report identifying Releases, if any, for which Nielsen has captured AMOL Code identified to Client but for which Nielsen has not, by the applicable processing date(s), received a "Tracking Request Form(s)" as defined below. All requests for tracking and reporting of Client Releases shall be made in writing using "Tracking Request Forms", in the form of Exhibit A hereto, in the case of weekly reports, and "Daily Request Forms", in the form of Exhibit B hereto, in the case of daily reports (collectively, "Forms").

     B. Subject to Client's fulfillment of its obligations under Section 4 below, each weekly report and, if ordered by Client, daily report, will indicate station, Designated Marked Area ("DMA"), title and telecast date and time of each Client Release, if any, detected and identified by Nielsen as having been telecast during the subject week or day, as the case may be.

     C. The data for SIGMA Service reports shall be gathered through the use, in each of Nielsen's DMAs, of Nielsen's proprietary system (known as the "AMOL System") for the automated monitoring of commercial television broadcasts for the presence of a unique, Nielsen-proprietary code ("AMOL Code") included in each Client Release in accordance with Section 4 below. Nielsen will monitor the telecasts of Nielsen-selected commercial broadcast networks and commercial independent broadcast stations and Nielsen-selected cable network satellite feeds in each of Nielsen's DMAs.

     D. Each weekly report shall be delivered in hardcopy form (one copy each) within approximately five (5) business days after the end of each week covered by the subject report. Additional hardcopies are available at extra charges quoted by Nielsen. Daily reports ordered by Client will be delivered by such method as the parties shall mutually agree upon (one copy of each) at approximately 3 P.M. on the business day following the day covered by the report, provided that Client has submitted a timely Daily Request Form with respect to such Client Release as provided in paragraph 4 (iv) below. Tracking and reporting of each Client Release will begin as provided in the subject Form(s) and (in the case of weekly reports) will continue for 13 weeks subject to extension by mutual written agreement and the payment of Nielsen's charges therefor; provided, however, that unless so extended, weekly reports will not be provided for weeks beginning after the expiration of the Minimum Duration.

     E. The initial format of SIGMA Service reports shall be as set forth in Exhibits C and D hereto.

2.   Prices and Terms

     A. Client agrees to pay, promptly upon presentation of invoices, charges determined in accordance with the provisions of Appendix 1 attached hereto and made part hereof, based on the rate class selected by Client. Client hereby elects rate class (circle one and initial):

                                    A  JGM
                                     ________

                                    B________

                                    C________

                                    D________

                                    E________

          All invoices not paid within 30 days after presentation shall bear interest at the rate of 18% per annum or the highest rate allowed by applicable law (if lower) from the date due until paid, payable upon demand.

     B. All charges hereunder shall be increased to the extent of any sales, use or other tax of any governmental authority now or hereafter levied or required to be collected by Nielsen on all or any portion of SIGMA Service provided hereunder.

     C. If Client fails to pay any invoice as and when due, then pending payment thereof, including applicable interest thereon, Nielsen, upon notice to Client, may suspend SIGMA Service until payment is made and will not thereby be deemed in default, nor will Client be deemed relieved of its obligations, hereunder. If Nielsen retains a collection agent and/or counsel for the purpose of enforcing its rights under this Agreement, Client agrees to pay, on demand, Nielsen's costs and expenses (including court costs, collection agent and attorney fees) incurred in connection therewith.

3.   Term and Termination

     A. This Agreement, and SIGMA Service hereunder, shall commence with the first week of SIGMA Service tracking as provided in the first Tracking Request Form hereunder and, subject to the provisions of paragraphs 3.C. and 7, shall continue for a minimum period of 104 weeks ("Minimum Duration") and thereafter until terminated as provided in paragraph 3.B., 3.C., or 7, below.

     B. This Agreement, and SIGMA Service hereunder, may be terminated by Client, with or without cause, by serving written notice on Nielsen at any time, which notice shall be effective on expiration of the eighth month next following the month during which such notice shall have been served or upon such later date as Client may specify in such notice; provided, however, that such termination shall not in any event be effective prior to the expiration of the period of Minimum Duration.

     C. This Agreement, and SIGMA Service hereunder, may be terminated by Nielsen, with or without cause, by serving written notice on the Client at any time, which notice shall not become effective prior to the expiration of the period of Minimum Duration; except, however, that termination may be effective on any date specified by Nielsen in such notice in the event of (i) any breach hereof by Client; (ii) if Nielsen is unable or will become unable for any cause beyond its control substantially to perform its obligations hereunder; or (iii) if Nielsen is then terminating SIGMA Service to all clients.

     D. Upon Nielsen's request after termination (which request shall not be made until at least 30 days after the effective date of termination), Client shall either return to Nielsen or destroy, and provide Nielsen with a certificate of destruction signed by an authorized representative of Client, all copies, in whatever form or format recorded or maintained, of all reports and information provided hereunder.

4.   Identification of Client Releases

          Client agrees that it shall undertake the following, at its own cost and expense:

     (i) acquire, install, operate and maintain the equipment and facilities specified by Nielsen ("AMOL Encoders") in order to place AMOL Code on Client Releases;

    (ii) encode, or cause to be encoded, all Client Releases with AMOL Code, in accordance with Nielsen's specifications and instructions, in order that Nielsen's AMOL System may be used to detect and identify the encoded signal upon telecast;

   (iii) complete Tracking Request Forms for each Client Release by such time following the first day with respect to which Client seeks to have the telecast thereof tracked and reported in accordance with this Agreement as Nielsen, by written notice from time to time, may require;

    (iv) complete Daily Request Forms for each Client Release with respect to which Client seeks to have the daily report run, by noon of the day being requested; and

     (v) acquire and deliver to Nielsen, promptly upon Nielsen's request, a standard VHS videotape copy of each Client Release showing the AMOL Code placed thereon; provided that Nielsen has made such request within thirty (30) days after Nielsen's receipt of a Tracking Request Form with respect to such Client Release.

     Client further agrees that it will not place, or permit or allow the placement of, any other codes or signals the same as or similar to AMOL Code on any Client Releases.

5.   Uses of Service

     A. Nielsen's obligations hereunder shall be limited to use of all reasonable efforts to furnish the information required to be delivered hereunder. Client recognizes that all reports and information furnished hereunder are supplied merely to convey the information therein contained and remain the property of Nielsen, loaned to Client for confidential internal use in connection with the conduct of its business of sponsoring, producing and/or distributing Client Releases and in accordance with this Agreement. Client represents that it has a continuing legitimate business interest in all information to be furnished hereunder and agrees that such information will not be disclosed to any person unless such person:

          (i)  has a legitimate business interest in such information; and

         (ii) agrees to use such information only as permitted to Client hereunder and to not further disclose any thereof; and in any event may be disclosed only to those within its own organization having a need to know, consistent with the uses permitted to Client; to public relations firms, advertising agencies, sponsors, producers and/or distributors for whom Client is performing production/distribution services or who are performing production/distribution services for Client or with whom Client is negotiating with respect thereto, in all cases only as is consistent with the uses permitted to Client hereunder.

     B.   Client further agrees not to:

          (i) loan, give, sell, lease, trade, exchange, or transfer possession of any report or information furnished hereunder, or any copy thereof, either alone or in combination with any other data;

         (ii) publish, reproduce, copy or extract, or permit or allow others to publish, reproduce, copy or extract, any report or information furnished hereunder, unless specifically authorized to do so in writing by Nielsen (including without limitation the requirement of Nielsen's written approval for quotation of data in advertising promotional material or press releases), or unless such action is in conformity with written advice of Nielsen permitting publication of data contained in SIGMA Service reports where such publication, reproduction, etc., correctly states the facts in a manner not likely to mislead the reader (Client may, however, without Nielsen's consent, reproduce such information reasonably required for use in sales presentations made to individual organizations or small groups if divulgence of such information is permitted by this Agreement); and

        (iii) use, or attempt to use, or permit or allow the use of, any reports or information furnished hereunder in any legal proceedings (including, but not limited to, any use in litigation and/or use with any governmental investigatory, regulatory or other body or authority).

     C. The provisions of this Section 5 shall apply as well to all data and information supplied to Client by electronic means, including without limitation, dial-up telephone access to a computer system, diskettes, compact discs and/or magnetic tapes. Client's obligations under this
          Section 5 shall survive termination of this Agreement and are not changed in any way by the publication of any SIGMA Service reports or information in any manner whatsoever by Nielsen or by others.

6.   Limitation of Liability; Indemnity

     A. NIELSEN MAKES NO WARRANTIES, EXPRESS OR IMPLIED INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO ANY ASPECTS OF SIGMA SERVICE PROVIDED HEREUNDER AND ALL OF SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED BY NIELSEN AND WAIVED BY CLIENT. Without limiting the scope of the disclaimers and limitations herein, Client acknowledges that
          (i) SIGMA Service only reports the results of the monitoring of broadcasts for the presence of AMOL Code; (ii) Nielsen does not represent that it will detect and/or identify all Client Releases which are broadcast; and (iii) Nielsen's ability to collect and report information depends upon matters outside of Nielsen's control including, but not limited to, (1) duration of the Client Release; (2)

          equipment failure or breakdown; (3) broadcast signal strength; (4) station broadcasts which are not AMOL monitored; (5) Client's compliance with the provisions of Section 4; (6) transmission, receipt, station editing and broadcasting procedures which do not delete, replace or impair AMOL Code; (7) adequate access to cable network satellite feeds; and (8) cooperation from third parties in installing, operating and maintaining the equipment and facilities necessary to capture AMOL Code.

     B. Nielsen shall not be responsible or liable, in contract, tort or otherwise, and Client waives all claims against Nielsen, for any loss, cost, damage, expense or injury of any kind, whether direct, special, incidental, consequential or otherwise, directly or indirectly resulting from (i) any errors or inaccuracies in any SIGMA Service reports or information; (ii) any failure to provide or delay in providing any thereof; (iii) any other action or inaction, whether or not negligent, of Nielsen, its agents or employees, in compiling, delivering or communicating SIGMA Service reports or information or the use thereof by Client or by others; (iv) any misrepresentation of AMOL Code or of telecasts of Client Releases; or (v) any interference with video signals caused, directly or indirectly, by the presence of AMOL Code, or the encoding, transmission, receipt, editing or broadcasting thereof; provided, however that, except when due to any of the causes described in (iii) (1) through (8) of paragraph 6.a., above or the failure of AMOL or other equipment or facilities (including, but not limited to, AMOL Encoders and telephone equipment) or to any other causes beyond Nielsen's control, Nielsen will, if feasible, correct any material errors in any SIGMA Service reports or information brought to its attention and will provide Client with a credit of $100 for each SIGMA Service weekly report which is not delivered and a credit in the amount paid for each SIGMA Service daily report ordered by Client which is not delivered. Client agrees that the remedies set forth herein shall be Client's sole and exclusive remedies, at law and in equity, in the event of the occurrence of any of the foregoing.

     C. Client agrees to indemnify Nielsen and hold Nielsen harmless against and from all liabilities, claims, actions and causes of action (whether or not meritorious, and including without limitation claims based on the alleged negligence of Nielsen or any officer, agent or employee of Nielsen) imposed upon or asserted against Nielsen by any third party, and all losses, costs, damages and expenses, including attorney fees, arising out of (i) the acquisition, installation, maintenance, operation or failure of AMOL Encoders; or (ii) the divulgence by Client or any officer, agent or employee of Client of any report or information furnished pursuant hereto contrary to the terms hereof.

     D. The provisions of this Section 6 shall survive termination of this Agreement with regard to all services performed and information furnished by Nielsen during the term hereof.


7. Service Changes. To facilitate improvements in SIGMA Service, and to meet changing conditions and unforeseen circumstances, Nielsen shall have the right to modify its service including the right to make, without notice, any changes in report formats, scheduling, specifications, techniques (including, but not limited to changes in, or alternatives to, the technology utilized to track telecasts of Client Releases), Forms or reported information, which changes shall be effective as determined by Nielsen. In the event, however, that any such change(s) are accompanied by an increase in price hereunder, such price increase shall take effect only after Nielsen has given Client at least ninety (90) days notice thereof, but Client, in lieu of accepting such price increase, may elect to cancel Agreement, as of the effective date of the increase, by giving notice to Nielsen within thirty (30) days of Nielsen's notice of such increase.

8.   General Provisions

     A. This Agreement, together with each properly completed Form, constitutes the entire understanding between the parties with respect to SIGMA Service and supersedes all prior agreements and understandings between Nielsen and Client with respect thereto, all of which prior agreements and understandings are hereby terminated by mutual agreement as of the effective date hereof.

     B. Upon discovery of any error in billing of or payment for SIGMA Service hereunder (exclusive of taxes, which are not subject to the following limitations) either party hereto may, within twelve (12) months following the making of said error (but not more than six (6) months following delivery of the last report due hereunder) serve written notice on the other party, requesting adjustment; and any such claim found to be justified shall be settled promptly. In all other cases, any and all claims of Client under or with respect to this Agreement shall be deemed waived if not brought within the earlier of one (1) year after the transaction or occurrence which gave rise to the cause of action and one (1) year after effective date of termination hereof.

     C. Nielsen reserves the right to assign, transfer, set over or sell its rights in and to this Agreement to a corporation controlling, controlled by or under common control with Nielsen, a business successor of Nielsen or a successor to the SIGMA Service business of Nielsen, and reserves the right to have all SIGMA Service rendered by such corporation or successor, after notice to Client. Client reserves the right to assign, transfer, set over or sell its rights in and to this Agreement to a controlled subsidiary or business successor of Client, and reserves the right to have all SIGMA Service rendered to such subsidiary or successor, after notice to Nielsen; provided, in the event of such assignment by Client, the assignee shall assume all the obligations of the assignor hereunder and the assignor shall continue to be liable under this Agreement.

     D.   Except as otherwise specifically provided herein, all notices hereunder shall be in writing and shall be given by personal delivery, registered or certified mail, or delivered via telecopier or FAX machine at the respective addresses of the parties set forth below or such other address(es) as may be designated by notice similarly given. Notices shall be deemed given when personally delivered, delivered by telecopier or by FAX machine or three business days after deposit in the U.S. mail, registered or certified mail, postage paid, except that notice of change of address shall be effective only from the date of its receipt.

     E. All AMOL Code, information provided by Client pursuant to Section 4, and all work product of the foregoing, shall be the sole property of Nielsen which Nielsen may use in its business either in providing SIGMA Service to Client, to others or otherwise.

     F. Client agrees that it will encode, or permit or allow encoding of, Releases with AMOL Code only during the term of this Agreement and will do so only as contemplated by Section 4(ii) hereof. Client further agrees that it will not place or permit or allow placement of any other codes or signals the same as or similar to AMOL Code on any Releases in such a manner as to interfere with Nielsen's use of AMOL Code in connection with SIGMA Service to Client or to others, which obligation shall survive termination or expiration of this Agreement.

     G. Client acknowledges that any breach of any of the provisions of paragraph 3.D., the last paragraph of Section 4, Section 5 and/or 8.F, will cause irreparable harm to Nielsen, for which damages will not be an adequate remedy and, therefore, agrees that in the event of any such breach, Nielsen shall be entitled, in addition to any other rights or remedies it may have, at law or in equity, to temporary and/or permanent injunctive relief, without need of posting bond therefor, against Client and all persons or entities acting through, for or with Client.

     H. This Agreement is subject to acceptance by Nielsen in Northbrook, Illinois and until so accepted, shall not be binding upon Nielsen. This Agreement and each Form shall be construed under, and the parties' respective rights and obligations hereunder and thereunder shall be governed by and in accordance with, the internal laws of the State of Illinois. In the event of any conflict between the provisions of this Agreement and those contained in any Form(s), the provisions of this Agreement shall control.

     I. Only the President, Senior Vice President Market Development, or Coordinating Vice President of Nielsen Media Research shall have the power of acceptance or modification of this Agreement, and any modification hereof shall be in writing. No waiver by either party of any breach by the other shall be deemed to be a waiver of any preceding or subsequent breach.

ACCEPTED AT NORTHBROOK, ILLINOIS
A.C. NIELSEN COMPANY                      CLIENT: VIDEO BROADCASTING CORP.

                                          d/b/a MEDIALINK

By: /s/  Ronald F. Eggert                 By: /s/ J. Graeme McWhirter
    ----------------------------             -----------------------------

Its: Coordinating Vice President          Its: Executive Vice President

Date: 10/28/94                            Date: 9/14/94

Address for notices:                      Address for notices:

Nielsen Plaza                             708 Third Avenue

Northbrook, IL  60062                     New York, NY  10017

with a copy to:

375 Patricia Avenue
Dunedin, FL  34698

Agreement Date: 9/14/94                   Rate Class: A
Client: Video Broadcasting Corp.



                    NIELSEN SIGMA TWO YEAR SERVICE AGREEMENT

                                   APPENDIX 1

For SIGMA Service, Client shall pay the charges indicated below based on the rate class elected by Client in paragraph 2.A. of the Agreement. The rate class determines the volume of new Releases per year covered by the base fee and the number of SID codes included in the base fee. Additionally, the rate class defines the cost per Release in excess of the number of new Releases per year covered by the base fee, the cost per Release for daily reports and a credit bank which can be used for special reports and services (i.e., daily reports).

The Client shall pay the annual base fee commencing with the month in which SIGMA Service commences. This annual base fee will be billed and payable in 12 equal monthly installments as described below. The annual base fee covers set-up charges and up to 52 weekly reports tracking the number of new Client Releases described below in the rate class table for up to 13 weeks each.

The above base fee contemplates the provision to Client of a maximum number of Nielsen SID code(s) described below for use by Client in fulfilling its obligations under Section 4(ii) of the Agreement. Should Client request, and Nielsen agree to provide, one or more additional Nielsen SID codes, an additional charge of $8,850 per contract year (or partial year) for each such additional Nielsen SID code shall apply and will be billed and payable in equal monthly installments over the balance of the term of the Agreement.


For each additional Client Release over the number specified under "Number of New Releases Per Year" below, Client agrees to pay the additional one-time charges indicated below, which charges will be added to the first Nielsen monthly invoice, as aforesaid, issued after Nielsen begins tracking such Client Release.

------------------------------------------------------------------------------------------
         Number Of New       Number                                    Cost Per   Credit
         Releases Per Year   of SID     Annual    Monthly   Cost Per   Release    Bank For
Rate     (Covered by Base    Codes      Base      Base      Add'l      For Daily  Special
Class    Fee)                Included   Fee       Fee       Release    Reports    Reports
------------------------------------------------------------------------------------------
  A            650              10      $120,000  $10,000   $130       $ 50       $30,000
  B            300               3      $ 69,600  $ 5,800   $145       $ 50       $12,000
  C            200               1      $ 56,400  $ 4,700   $155       $ 75       $ 5,000
  D            100               1      $ 32,400  $ 2,700   $160       $ 75       $ 3,600
  E             24               1      $ 17,400  $ 1,450   $175       $100

Tracking and reporting for extended (i.e., in excess of 13 weeks) periods is available at additional one-time charges of $50 per Client Release for each additional 13 week period (or portion thereof, as the case may be) during the balance of the term of the Agreement, which charge will be added to the first Nielsen monthly invoice, as aforesaid, issued after Nielsen begins the first additional week of such tracking in each instance.

Credit bank balance may be used only in the contract year for which credited and not in any prior or subsequent year.


ATTN: DEPT 43      EXHIBIT A - NIELSEN SIGMA(Trademark) SERVICE AGREEMENT
                              TRACKING REQUEST FORM                             Week ending Sunday____________

ID______  NAME OF CLIENT __________________________________  CONTRACT TERM _________________ |_| CORRECTION
                                                                                                 (Must call to
                                                                                                 confirm receipt)

Client hereby requests SIGMA service tracking and reporting for the following Client Releases, in accordance with the above-referenced Agreement and the following additional terms and conditions.

          CLIENT ADMINISTRATION                  NIELSEN ADMINISTRATION


Form Completed By:___________________  Date Received:________________________  Follow-up Required:  Yes |_| _________
                                                                                                    No  |_| _________
Date Sent:___________________________  Logged By:____________________________


                                                                Encoding           Encoding   Reporting    Client
                                      Version     Encoding       Start               End        Start      Release       Delivery
          Client Release Name         Number        Date          Time               Time       Date        Type           Type
          -------------------         ------        ----          ----               ----       ----        ----           ----
                                               MM / DD / YY HH / MM / SS           HH / MM / SS MM / DD / YY
------------------------------------------------------------------------------------------------------------------------------------
                                                                           |_| AM
                                                                           |_| PM
------------------------------------------------------------------------------------------------------------------------------------

                           _________    _________    _________    _________
          Classification
                         #1_________  #2_________  #3_________  #4_________

------------------------------------------------------------------------------------------------------------------------------------
                                                                           |_| AM
                                                                           |_| PM
------------------------------------------------------------------------------------------------------------------------------------

                           _________    _________    _________    _________
          Classification
                         #1_________  #2_________  #3_________  #4_________

------------------------------------------------------------------------------------------------------------------------------------
                                                                           |_| AM
                                                                           |_| PM
------------------------------------------------------------------------------------------------------------------------------------

                           _________    _________    _________    _________
          Classification
                         #1_________  #2_________  #3_________  #4_________


ORDER TO INITIATE SIGMA SERVICE TRACKING AND REPORTING, THIS FORM MUST BE FILLED OUT WITH ALL REQUESTED INFORMATION, SIGNED BY DULY
AUTHORIZED REPRESENTATIVE OF CLIENT, AND SENT, BY FAX TO "SIGMA ENCODING" AT 813-738-3309.

Authorized By:___________________________________________  Title:______________________________________  Date:______________________


                                   EXHIBIT B

                        NIELSEN SIGMA DAILY REQUEST FORM

                        * * * * * * *Daily Runs Requested* * * * * * *


Release Name            Date      Date      Date      Date      Date

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--------------------------------------------------------------------------------


IN ORDER TO INITIATE SIGMA DAILY RUNS AND REPORTING, THIS FORM MUST BE FILLED OUT WITH ALL REQUESTED INFORMATION, SIGNED BY A DULY AUTHORIZED REPRESENTATIVE

OF CLIENT, AND SENT, BY FAX TO "SIGMA ENCODING AT 813/738-3309.

AUTHORIZED BY:____________________________  DATE:__/__/__

                  EXHIBIT C - EXAMPLE SIGMA (tm) REPORT FORMAT

                           NIELSEN SIGMA (tm) SERVICE
                   VIDEO RELEASE USAGE - EXACT SECOND DETAIL
                    SEPTEMBER 21, 1991 - SEPTEMBER 27, 1991
       VIDEO RELEASE: V313 HEALTH TIPS           DISTRIBUTOR: VIDEO NEWS SERVICE

                                                     DAY         HALF      START      END      LENGTH                 TIME
 MKT                          STA-         DATE      OF    DAY-  HOUR      TIME       TIME     AIRED     DATE       ENCODED
RANK  DESIGNATED MARKET AREA  TION  AFFIL  AIRED     WK    PART  AIRED   HH:MM:SS   HH:MM:SS   MM:SS    ENCODED     HH:MM:SS
----  ----------------------  ----  -----  -----     --    ----  -----   --------   --------   -----    -------     --------
1     NEW YORK                WWOR  IND    24Sep91   TH     EM   7:00A   7:00:03    7:00:15     0:13    9-Sep-91    9:23:15
                                                            LE  11:00P   7:00:16    7:00:17     0:02    9-Sep-91    9:23:07

4     PHILADELPHIA            WHSP  IND    27Sep91   MO     EF   6:30P  18:34:46   18:34:46     0:13    9-Sep-91    9:23:05
                              WPVI  ABC    27Sep91   MO     EF   7:00P  19:05:22   19:05:55     0:34    9-Sep-91    9:23:07
                                                     WE     EF   7:00P  19:15:02   19:15:22     0:21    9-Sep-91    9:23:02
1 10  HOUSTON               3 KHTV  IN 4   21Sep91   TH5    EF6  6:30P7 18:35:22 8 18:35:379    0:15 10 9-Sep-91 11 9:23:07
55    TULSA                   KOKI  FOX    22Sep91   FR     EF   7:00P  19:06:28   19:06:38     0:10    9-Sep-91    9:23:51
                                                                 7:30P  19:35:39   19:36:01     0:23    9-Sep-91    9:25:44

HOW TO READ THIS REPORT:

1 The video release was aired in the market ranked 10th, based on universe estimates of households with TVs.

2    The market is designated as Houston.

3    KHTV, an independent station, which carried the video release.

4    KHTV aired this video release on Thursday, September 21st, 1991.

5    The airing occurred during the Early Fringe daypart (see footnotes).

6    The video release aired sometime between 6:30P-6:59P (in local time).

7    The exact start time that the video release aired was 18:35:22 or 6:35:22
     P.M.

8    The exact time that the video release ended airing was 18:35:27 or 6:35:27
     P.M.

9    The exact duration (minutes:seconds) that the video aired was 16 seconds.


10   The video release, V313 Health Tips, was encoded on September 9th, 1991.

11 The sixteen seconds of the video release began with the segment encoded at 9:23:07 A.M.

          EM = 5AM - 9AM      DT = 9AM  - 4PM      EF = 4PM - 8PM
          PT = 8PM - 10PM     LE = 10PM - 1AM      LN = 1AM - 5AM

               COPYRIGHT 1992 NIELSEN MEDIA RESEARCH - PRINTED IN U.S.A.

                  EXHIBIT D - EXAMPLE SIGMA (tm) REPORT FORMAT

                           NIELSEN SIGMA (tm) SERVICE
                    VIDEO RELEASE USAGE - HALF-HOUR SUMMARY
                     SEPTEMBER 7, 1991 - SEPTEMBER 27, 1991
  VIDEO RELEASE: V313 HEALTH TIPS                DISTRIBUTOR: VIDEO NEWS SERVICE

MKT                               STA-             DATE            DAY-   LOCAL
RANK    DESIGNATED MARKET AREA    TION   AFFIL     AIRED     DAY   PART   1/2 HR
----    ----------------------    ----   -----     -----     ---   ----   ------

  1     NEW YORK                  WWOR   IND       24Sep91   TH    EM      7:00A
                                                                   LE     11:00P

  4     PHILADELPHIA              WHSP   IND       14Sep91   MO    EF      6:30P
                                  WPVI   ABC       14Sep91   MO    EF      7:00P
                                                             WE    EF      7:00P

1 10 2  HOUSTON                 3 KHTV   IND    4  24Sep91   TH 5  EF 6    6:30P

  55    TULSA                     KOKI   IND       11Sep91   FR    EF      7:00P
                                                                           7:30P
                                                                   LE     11:30P

 104    GREENVILLE-
        N.BERN-WASHINGTON         WITN   NBC       11Sep91   FR    EF      7:00P

 170    ALEXANDRIA, LA            KALB   NBC       26Sep91   SA    EF      6:30P

 201    LAREDO                    KGNS   NBC       18Sep91   FR    LE     11:00P

        7 MARKETS TO-DATE         8 STATIONS TO-DATE          12 1/2 HRS TO-DATE

HOW TO READ THIS REPORT:

1 The video release was aired in the market ranked 10th, based on universe estimates of households with TVs.

2    The market is designated as Houston.

3    KHTV, an independent station, which carried the video release.


4    KHTV aired this video release on Thursday, September 24th, 1991.

5    The airing occurred during the Early Fringe daypart (see footnotes).

6    The video release aired sometime between 6:30P-6:59P (in local time).

          EM = 5AM - 9AM          DT = 9AM - 4PM          EF = 4PM - 8PM
          PT = 8PM - 10PM         LE = 10PM - 1AM        LN = 1AM - 5AM

           COPYRIGHT 1992 NIELSEN MEDIA RESEARCH - PRINTED IN U.S.A.

Date of Agreement: 9/14/94                  Daily Electronic
Client: Video Broadcasting Corp.

                AMENDMENT TO NIELSEN SIGMA tm SERVICE AGREEMENT
              BETWEEN CLIENT AND A.C. NIELSEN COMPANY ("Nielsen")

     For good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, Nielsen and Client hereby amend the above Agreement as follows:

     In lieu of weekly reports and daily reports as described in Section 1.D.,
Section 1.A. (a) and (b) of the Agreement, Nielsen will deliver reports ("cumulative daily reports") indicating telecasts, if any, of Client Releases during the seven days ending at 6 A.M. EST on the day preceding the report date plus the period from 6 A.M. EST on the day preceding the report date to 3 A.M. EST on the report date. Cumulative daily reports will be delivered electronically, utilizing Client's computer logon identification in order to give Client access to Nielsen's mainframe computer for purposes of electronic file transferring to Client's personal computer, in Nielsen-standard format, subject to the following:

     1. Client is responsible for the selection, acquisition, installation, use and maintenance of all computer and communications equipment, and all software, meeting Nielsen's specifications (as provided to Client from time to time in written notice(s) by Nielsen) to permit such electronic delivery and Client's access to the information so transmitted and for all charges (including, but not limited to, communications charges and software license fees) relating thereto. NIELSEN MAKES NO WARRANTIES, EXPRESS OR IMPLIED INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO ANY EQUIPMENT OR SOFTWARE CONTEMPLATED HEREUNDER, ALL OF WHICH WARRANTIES BEING EXPRESSLY DISCLAIMED BY NIELSEN AND WAIVED BY CLIENT.

     2. Nielsen shall make cumulative daily report data available to Client by 3 P.M. EST on the day following the report date and shall use reasonable efforts to make such data available to Client by 1 P.M. EST such following day. Nielsen reserves the right to delivery cumulative daily reports on diskettes, in Nielsen-standard format, in lieu of electronic delivery where Nielsen is unable, for any reason, to deliver such reports electronically.

     3. Appendix 1 attached hereto and incorporated herein shall replace, in its entirety, Appendix 1 to the Agreement.

     4. Nielsen shall not be responsible or liable, in contract, tort or otherwise, and Client waives all claims against Nielsen, for any loss, cost damage, expense or injury of any kind, whether direct, special, incidental, consequential or otherwise, directly or indirectly resulting from the selection, acquisition, use of maintenance of all or any of the equipment and/or software referred to in Paragraph 1 of the Amendment of for any defects or errors therein, whether or not Nielsen knew, or should have known, of any thereof. Notwithstanding the provisions of Section 6.B. of the Agreement, Nielsen shall not be required to correct any errors in any such equipment or software or in any SIGMA Service reports or information attributable thereto. In addition, the $100 credit provided for in Section 6.B. of the Agreement shall not apply to failures to deliver cumulative daily reports electronically if Nielsen delivers such cumulative daily reports on diskette within thirty (30) business days after the date by which such cumulative daily reports should have been delivered electronically.

     Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with the terms thereof.

     5. This amendment shall be effective as of _________.


ACCEPTED AT NORTHBROOK, ILLINOIS
A.C. NIELSEN COMPANY                      CLIENT


By: /s/ Ronald F. Eggert                  By: /s/ J. Graeme McWhirter
    -----------------------------             -----------------------------
Its: Coordinating Vice President          Its: Executive Vice President

Date: 10/28/94                            Date: 9/16/94

Address for notices:                      Address for notices:

375 Patricia Avenue                       708 Third Avenue
Dunedin, FL  34698                        New York, NY  10017

Attachments:  1. Electronic Tracking Request Form
              2. SIGMA tm Electronic Data Format

AGREEMENT DATE:______________________________  RATE CLASS:______________
CLIENT:__________________________________

                    NIELSEN SIGMA DAILY ELECTRONIC AGREEMENT
                                   Appendix 1



         Number Of      Number
         Releases Per   of SID   Annual    Monthly   Cost Per
Rate     Year(Covered)  Codes    Base      Base      Add'l
Class    by Base Fee)   Incl.    Fee       Fee       Release

  A          650          10     $122,400  $10,200   $180
  B          300           3     $ 80,100  $ 6,675   $220
  C          200           1     $ 68,700  $ 5,725   from release 201-249 $255
                                                     from release 250 -up $250
  D          100           1     $ 43,800  $ 3,650   $285
  E           24           1     $ 21,000  $ 1,750   $325

NOTE:  CREDIT BANK IS NOT AVAILABLE UNDER THE DAILY ELECTRONIC
AGREEMENT.  IT HAS BEEN APPLIED TO THE ANNUAL BASE FEES.

                  AMENDMENT TO NIELSEN SIGMA SERVICE AGREEMENT
        BETWEEN VIDEO BROADCASTING CORP., d/b/a MEDIALINK ("CLIENT") AND
                        A.C. NIELSEN COMPANY ("NIELSEN")
                    DATE OF ACCEPTANCE 9/14/96 ("AGREEMENT")

Client and Nielsen, for good and valuable consideration, the receipt and sufficiency of which of which is acknowledged, hereby agree to amend the Agreement as follows:

1.   In paragraph 2.A., "18%" is replaced with "12%".

2. In paragraph 2.C., the phrase "and substantially prevails on the merits" is added immediately after the phrase "enforcing its rights under this Agreement" and "reasonable" is inserted immediately before the phrase "attorney fees".

3.   In paragraph 3.B., "eight" is replaced with "sixth".

4. In paragraph 4. (v), "(but no more frequently than twelve (12) times per contract year) is inserted immediately after "upon Nielsen's request".

5.   In paragraph 5.A., "all reasonable" is replaced with "its best."

6.   The following is added to the end of paragraph 5.B. (iii):

      except if and to the extent compelled by service of legal process or in response to an official governmental demand and then only if Client (a) gives Nielsen prompt advance notice thereof; and (b) first obtains appropriate Agreements of Confidentiality, Protective Orders and (where appropriate) Evidentiary Stipulations in form and substance acceptable to Nielsen.

7. In paragraph 7, "report formats" is deleted from the third line and the following is added at the end of the first sentence thereof:

      and the right to make changes in report formats effective upon at least 30 days' prior notice to Client (the effective date to be specified by Nielsen in such notice).

8.   The following sentence is added at the end of paragraph 8.E.:

      Nothing in this paragraph 8.E. is intended to limit Client's right to use the reports and information furnished hereunder to the extent expressly permitted in Section 5 hereof. In addition, notwithstanding the provision of this paragraph 8.E., Nielsen agrees that it will not provide to any other producer or distributor of Releases any custom reports which are limited to reporting on Releases as to which Client has request SIGMA Service tracking and reporting hereunder; provided, however, that the foregoing is not intended to prohibit Nielsen from disclosing such information, or any other information relating to Releases, Client Releases or otherwise, whether to producers and/or distributors of Releases or to others, on a syndicated basis (i.e., where such information as to any one or more Client Releases is provided in conjunction with similar information as to Releases of one or more other producers and/or distributors of Releases).

9. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with the terms thereof.

10. This Amendment shall be effective as of the date of acceptance hereof by Nielsen.


ACCEPTED AT NORTHBROOK, ILLINOIS

A.C. NIELSEN COMPANY                      VIDEO BROADCASTING CORP.
                                          d/b/a MEDIALINK

By: /s/  Ronald F. Eggert                 By: /s/ J. Graeme McWhirter
    -----------------------------             ---------------------------
Title: Coordinating Vice President        Title: Executive Vice President
Date:  October 28, 1994                   Date:  9/14/94